2014 Strategic Plan MARCH 13, 2014 1 Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s estimates for its 2014 year-end cash balance and cash estimates through 2015; AVEO’s goals and business strategy and its ability to optimize its resources; its approach to treat cachexia, including the potential therapeutic advantages and benefits of its AV-380 program and the potential opportunities for the treatment of cachexia beyond cancer; the timing and results of preclinical and clinical trials; and AVEO’s plans to pursue strategic partnerships for certain of its assets.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: our ability to successfully develop, test and gain regulatory approval of our product candidates; our ability to obtain necessary financing; our ability to establish and maintain new strategic partnerships; our ability to obtain, maintain and enforce intellectual property rights; competition;
our dependence on our strategic partners and other third parties; adverse economic conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in our Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (“SEC”) on March 13, 2014, and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and we undertake no obligation to update any of these statements, except as required by law.

Focus over the last 8 months • Strengthen balance sheet • Re-assess internal pipeline assets • Develop forward strategy 3

Strengthened Balance Sheet
• Reduce cash burn
– Headcount reduction
• Restructuring of 62% implemented in June 2013
• Additional ~10% reduction over last 6 months as tivozanib-related activities wind down
– Operating expenses run rate cut by half:
• R&D expenses by 51% (4Q2013 vs 4Q2012)
• G&A expenses by 52% (4Q2013 vs 4Q2012)
• Year end 2013 financial results
– $118.5M in cash, cash equivalents and marketable securities
– Nimble organization leveraging external resources to complement internal capabilities
• Enabling execution of our forward strategy
– Anticipated 2014 yearend cash of $50-55M
• Projection does not including potential for additional capital from business development or other strategic initiatives

Assessment of Our Internal Pipeline
• Tivozanib
– Discontinued studies of tivozanib in colorectal and triple negative breast cancers
– Astellas partnership terminated
• Ficlatuzumab
– Identified a biomarker for select patients with non-small cell lung cancer
(NSCLC) who potentially benefit from combination of ficlatuzumab with an approved EGFR TKI
• AV-203
– Completed Phase 1 dose escalation study
• AV-380
– Initiated development for first-in-class program targeting GDF-15

Developed AVEO’s Forward Strategy
Strategy
•
– Address diseases where no other therapies exist and/or where there is a well-defined patient population with clear unmet
medical needs
– Provide clear path to proof-of-concept and approval with
reasonable probabilities of success
– Pursue programs that can deliver value within projected financial framework
•

Focus internal resources (human, platform and financial) to
advance potential first-in-class opportunities
Utilize external resources via collaborations to develop clinical stage assets

A Strategy Based on AVEO’s Core Values Leveraging our innovative science and unique biological insights to meaningfully impact the lives of people with cancer March 13, 2014 7

A Strategy Focused on Value Creation Value Creation Internal Resources GDF-15 Platform Tivozanib AV-203 Ficlatuzumab Partnering Additional Opportunistic Strategic Initiatives

Clinical Stage Assets Value to be Realized through Partnerships 9

AV-203: ErbB3 Inhibitory Antibody
March 13, 2014 10
Phase 1 dose-escalation study completed; AV-203 well-tolerated and recommended Phase 2 dose identified
CLIA validation completed for patient selection biomarker with response observed in biomarker positive patients
Data to be presented at 2014 medical meeting
Single agent expansion cohort discontinued
Pursue external collaboration to advance clinical development subject to our ability to regain certain rights from Biogen Idec
Clinical
Status
Development
Plans

Ficlatuzumab: c-Met/HGF Inhibitory Antibody
March 13, 2014 11
Clinical
Status
Development
Plans
•
Phase 2 study of ficlatuzumab in combination with gefitinib vs.
gefitinib monotherapy in NSCLC completed in 2012
•
Exploratory analysis identified a patient subpopulation
deriving benefit from ficlatuzumab - EGFR TKI combination
using commercial serum-based molecular diagnostic test
•
Data to be presented in 2014 medical meeting
•
Ongoing evaluation of external collaboration opportunities to advanceclinical development

Tivozanib: Triple VEGFR Inhibitory Small Molecule
March 13, 2014 12
Clinical
Status
Development
Plans
Wind down discontinued trials of tivozanib in RCC, colorectal and triple negative breast cancers
150 patients elected to remain on study (primarily RCC & CRC)
Remaining committed costs shared 50/50 with Astellas (AVEO costs of ~$12M in 2014)
Biomarker data from CRC study to be presented at 2014 medical meeting
Continue support for on-going ISTs
Regain worldwide rights in August 2014 following Astellas agreement termination
Evaluate external collaboration to advance clinical
development

AV-380 in Cachexia A Major Opportunity 13

Breast
Prostate
Lung
Colorectal
H&N
Esophagus
Gastric
Pancreas
0
20
40
60
80
100

What is Cachexia and Who Does it Affect?

Cachexia:
Complex metabolic
syndrome associated with several
underlying chronic illnesses and
characterized by loss of muscle
mass and strength, loss of whole
body fat, inflammation, anemia, etc.
% prevalence of weight loss by tumor¹
1. Laviano A and
Meguid MM; Nutrition 1996; 12:358-37
2.
Morley et al; Am J Clin Nutr 2006
~400,000 cancer cachexia
patients in 7 major markets
2

GDF-15 – Key Mediator of Cancer Induced Cachexia
• Discovered through AVEO’s Human Response Platform
TM
– Key tumor signaling pathway identified whose activation triggers a genetic program that results in cachexia
– GDF-15 identified as the key mediator
– GDF-15 is a soluble factor found in serum/plasma; it is a divergent member of the TGF-
beta family
• Significant experimental validation links GDF-15 to the onset of cachexia
Correlation
1,2
- elevated levels of plasma GDF-15 correlate with the cachexia phenotype in animal models and in cancer patients
Gain of function
1,2
- elevated circulating GDF-15 levels cause cachexia in animal models
Loss of function
3
- inhibition of GDF-15 reverses body weight loss in cachectic tumor models
• Exclusive worldwide IP position
– Composition of Matter Pending – valid until 2033
– Method of Treating Certain Symptoms Associated with Cachexia
• US Patent  issued – valid until 2029
• EU Application Pending – valid until 2025

1. Johnen H et al. (2007): Nature Medicine, 13: 1333-1340
2. AVEO data presented at 2013 Cancer Cachexia Conference, 2013 AACR Annual Meeting
3. AVEO data to be presented at scientific meeting in 2014

Cancer diagnosis
Progression of cachexia
Tumor-induced inflammation
TNF-α
IL-6
GDF-15
IL-1
INF-γ
↑ Protein catabolism
↓ Protein anabolism
↓ Caloric intake
↑ Insulin resistance
↑ Lipolysis
↑ REE
• Loss of muscle mass and strength
• Ineffective host antitumor response
• Loss of whole body fat
• Impaired immunity
• Fatigue
↓ Physical function
↓ Independence, activities of daily living
↑ Hospitalizations
↓ Response to therapy
↑ Toxicity
↓ Quality of life

α

AV-380 – A First-in-Class Opportunity
• AV-380: Potent humanized GDF-15 inhibitory
Mab
– Unique mechanism of action that addresses
multiple, key underlying mechanisms of
cachexia with the potential to
• Increase calorie/food intake
• Reverse body weight loss
• Restore normal body composition
• Mechanism of action different from
– Hormonal/Metabolic agents (i.e. ghrelin,
SARMs)
• Focus on stimulation of appetite or muscle
protein synthesis
– Muscle regulation-directed agents (i.e.
myostatin, activin)
• Address the muscle wasting aspect of the
diseases
– Early cytokine inhibitors (i.e.TNF ,IL-6, IL-8)
• Mechanistic link to the disease not well
established

Dodson et al; Ann Rev Med, 2011
AV380

17
AV-380
Congestive
Heart
Failure
Cancer Chronic
Kidney
Disease
Chronic
Obstructive
Pulmonary Disease
Potential Beyond Cancer Cachexia
~5M patients suffering from muscle wasting in the U.S.
1
Initial Focus
1. Morley et al; Am J Clin Nutr 2006;83:735–
43
Additional Cachexia Opportunities
Cancer
Cancer

AV-380 – Program Status
• Development initiated in Q3, 2013
• 2014 program goals
– Completion of GMP manufacturing (Q3)
– Pre-IND meeting to garner FDA feedback on POC development
plan (Q4)
– Evaluate opportunities to realize value beyond cancer cachexia
• IND planned for 2H, 2015

Additional Opportunistic Strategic Initiatives 19

Value Creation through Additional Strategic Initiatives
Continue to evaluate opportunities to leverage existing
financial resources and/or internal capabilities to
•
– clear unmet medical need
– clear path to POC and approval
– value inflection points within defined financial parameters
•
March 13, 2014 20
Acquire/in-license compound that meets our strategic criteria
Accelerate value creation opportunities

Summary 21

Focused Deployment of Resources to Create Value
• Invest:
– AV-380
• Continue to advance development toward IND by 2H, 2015
• Evaluate external opportunities to realize value beyond cancer
• Partner:
– AV-203
• Pursue external collaborations to advance clinical development, subject to our ability to regain certain rights from Biogen Idec
– Ficlatuzumab
• Evaluate external collaborations to advance clinical development
– Tivozanib
• Wind down tivozanib studies and regain rights from Astellas
• Evaluate external collaborations for further development
• Evaluate
– Additional strategic initiatives - access compounds with potential to further accelerate value creation

Financially strong with cash runway to support current operating plan